UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 28, 2012

MEDPRO SAFETY PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52077	91-2015980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

145 Rose Street

Lexington, KY 40507

(Address of Principal Executive Offices) (Zip Code)

(859) 225-5375

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

MedPro Safety Products, Inc. held its annual meeting of stockholders on Tuesday, August 28, 2012. The sole matter voted upon was the election of directors. Each of the Company’s six incumbent directors was re-elected for a one-year term ending at the 2013 annual meeting of shareholders.

The final number of votes cast with respect to each director is set forth below:

Nominee	Votes For	Votes Withheld

Ernest L. Fletcher	9,165,387	3,800

W. Leo Kiely III	9,165,587	3,600

Carl Kleidman	9,165,587	3,600

Gary A. Peterson	9,118,837	50,350

Warren Rustand	9,165,587	3,600

W. Craig Turner	9,165,287	3,900

There were no abstentions or broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPRO SAFETY PRODUCTS, INC.

Dated: August 30, 2012	By:	/s/ Marc T. Ray
Marc T. Ray
Vice President-Finance and Chief Financial Officer